EXHIBIT 10.8

                        AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT is entered into as of this 7 day of December, 2005, by and between Oriens Life Sciences (Israel) Ltd., a private company duly registered in Israel (the "Company"), and Ms. Tamar Tzaban-Nahomov (the "Executive").

WHEREAS the Executive currently serves in the role of Chief Financial Officer ("CFO") of the Company, pursuant to an Employment Agreement dated October 30, 2005 (the "Agreement"; all capitalized terms used and not otherwise defined herein shall have the meaning ascribed to them in the Agreement); and

WHEREAS the Company and the Executive both wish to continue the Executive's employment as CFO of the Company, under the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

      1. The Executive shall continue to serve as the CFO of the Company and of the Parent Company, and perform all duties of a CFO for the Company and the Parent Company.

      2. From and after December 1, 2005 (the "Effective Date"), the Executive's gross monthly Salary for performing the duties of CFO for the Company and the Parent Company shall be US$ 8,000. To prevent any doubt, the Executive shall not be entitled to any additional compensation for duties performed on behalf of the Parent Company.

      3. Any provision of the Agreement not specifically amended herein shall remain unaffected in effect and in force, mutatis mutandis.

IN WITNESS WHEREOF the parties hereto have executed this Amendment, effective as of the date first written above.

ORIENS LIFE SCIENCES (ISRAEL) LTD.              EXECUTIVE


Per: Amnon Presler                              /s/ Tamar Tzaban-Nahomov
     ------------------------------             ------------------------
                                                Tamar Tzaban-Nahomov
Name: Amnon Presler
      -----------------------------

Title: Chief Executive Officer
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